UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Ultra Clean Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50646	61-1430858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 576-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	UCTT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2026, the Board of Directors (the “Board”) of Ultra Clean Holdings, Inc. (the “Company”) appointed Alexander Davern to serve as a member of the Board, effective September 28, 2026.
Mr. Davern, age 60, is a former public-company chief executive officer and has more than 30 years of experience in global industrial technology businesses. He served at National Instruments Corporation from 1994 to 2020, including as Chief Executive Officer from 2017 to 2020, Chief Operating Officer from 2010 to 2016, and Chief Financial Officer from 1998 to 2010. Mr. Davern remained a director of National Instruments through its acquisition by Emerson Electric Co. in 2023. He currently serves as an independent director of Cirrus Logic, Inc., Computer Modelling Group Ltd. and Spectris plc. Mr. Davern holds a Bachelor of Commerce degree from University College Dublin and a diploma in professional accounting.
Mr. Davern will receive compensation for his service as a director in accordance with the Company’s non-employee director compensation policy. In connection with his appointment, the Company expects that Mr. Davern and the Company will enter into the Company’s standard form of indemnification agreement, previously filed with the SEC.
There are no arrangements or understandings between Mr. Davern and any other person pursuant to which he was selected as a director. Mr. Davern is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.
On September 30, 2026, the Company issued a press release announcing Mr. Davern’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	September 30, 2026	By:	/s/ Paul Y. Cho
Name: Paul Y. Cho Title: General Counsel and Corporate Secretary